Note 12 - Non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2012
Redeemable Noncontrolling Interest [Table Text Block]
	2012	2011

Balance, January 1	$141,404	$174,358
NCI share of earnings	13,952	14,692
NCI share of other comprehensive earnings	(394)	(171)
NCI redemption increment	21,131	12,941
Distributions paid to NCI	(16,321)	(10,617)
Purchases of interests from NCI, net	(9,709)	(57,037)
NCI recognized on business acquisitions	1,906	7,238
Balance, December 31	$151,969	$141,404